UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 5, 2011

SPX CORPORATION

(Exact Name of Registrant as specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-6948 (Commission File Number)	38-1016240 (I.R.S. Employer Identification No.)

13515 Ballantyne Corporate Place

Charlotte, North Carolina 28277

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (704) 752-4400

NOT APPLICABLE

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.                            DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

At the 2011 Annual Meeting of Stockholders of SPX Corporation (the “Company”) held on May 5, 2011, the Company’s stockholders voted to approve the amendment and restatement of the Company’s 2002 Stock Compensation Plan (the “2002 Plan”).  The amendment and restatement of the 2002 Plan was adopted by the Company’s Board of Directors on February 23, 2011, subject to stockholder approval, and upon such approval became effective as of May 6, 2011.  Stockholder approval of the 2002 Plan was requested to allow certain incentive rewards granted under the plan to continue to qualify as exempt “performance based” compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (“Section 162(m)”).  In addition, the 2002 Plan was amended and restated to (1) count full value share awards (which include restricted stock that may be granted to the Company’s executive officers, but would exclude stock options and stock appreciation rights) as 2.5 shares of common stock for purposes of determining the total number of shares subject to issuance under the 2002 Plan (effectively reducing the current number of shares available for issuance as such awards); (2) prohibit shares from being added back to the shares available under the 2002 Plan in certain scenarios involving stock options and stock appreciation rights (shares that remain eligible to be added back will count as 2.5 shares); (3) change the effective date from February 21, 2006 to May 6, 2011, and extend the date until which awards may be made under the 2002 Plan from January 1, 2012 to May 6, 2021; (4) modify language regarding the payment of dividends; and (5) modify retirement and termination treatment to comply with current Section 162(m) requirements. The 2002 Plan was described in and appended to the Company’s definitive proxy statement for its 2011 Annual Meeting of Stockholders (the “Proxy Statement”) as filed with the Securities and Exchange Commission (the “SEC”), and is incorporated herein by reference to Appendix A of the Proxy Statement.  The above description of the 2002 Plan is qualified in its entirety by reference to the full text of the plan.

ITEM 5.07.                                                            Submission of Matters to a Vote of Security Holders

SPX Corporation held its Annual Meeting of Stockholders on May 5, 2011.  The results for each matter voted on by the stockholders at that meeting were as follows:

Proposal 1:  Election of Directors

Director	Term Expiring	For	Against	Abstain	Broker Non-votes
J. Kermit Campbell	2014	35,030,657	4,764,259	211,399	3,584,562
Emerson U. Fullwood	2014	35,731,163	4,070,034	205,118	3,584,562
Michael J. Mancuso	2014	39,036,701	738,676	230,938	3,584.562
Terry S. Lisenby	2013	38,797,970	1,007,375	200,970	3,584,562

Proposal 2:  Proposal to Amend and Restate the SPX 2002 Stock Compensation Plan

For	Against	Abstain	Broker Non-votes
34,279,545	5,362,365	364,405	3,584,562

Proposal 3:  Proposal to Re-Approve the Executive Annual Bonus Plan

For	Against	Abstain	Broker Non-votes
38,031,927	1,530,697	443,691	3,584,562

Proposal 4:  Advisory Vote to Approve the Compensation of Our Named Executive Offices

For	Against	Abstain	Broker Non-votes
31,455,052	8,314,419	236,844	3,584,562

Proposal 5:  Advisory Vote on the Frequency of the Stockholder Vote to Approve the Compensation of Our Named Executive Officers

1-year	2-years	3-years	Abstain	Broker Non-votes
34,541,523	101,300	5,077,616	285,876	3,584,562

Proposal 6:  Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accountants in 2011

For	Against	Abstain
42,703,929	640,330	246,618

A plurality of stockholders favored an annual advisory vote on the Company’s executive compensation. Based on the Board of Directors’ recommendation in the Proxy Statement and the voting results, the Company has determined to hold an advisory vote on executive compensation annually.

Item 8.01.  Other Events

Attached as exhibit 10.2 is a Form of Restricted Stock Agreement under the SPX Corporation 2002 Stock Compensation Plan, under which future stock awards to SPX Corporation officers may be made.  This agreement contemplates grants of stock subject to continued employment through a specified vesting date.

Item 9.01.	Financial Statements and Exhibits.

Exhibits

Exhibit
Number	Description

10.1

2002 Stock Compensation Plan (As Amended and Restated) (incorporated herein by reference to Appendix A of the Registrant’s definitive proxy statement for its 2011 Annual Meeting of Stockholders, filed March 23, 2011)

10.2	Form of Restricted Stock Agreement under the SPX Corporation 2002 Stock Compensation Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX CORPORATION

Date: May 11, 2011	By:	/s/ Kevin L. Lilly
Kevin L. Lilly
Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description

10.1

2002 Stock Compensation Plan (As Amended and Restated) (incorporated herein by reference to Appendix A of the Registrant’s definitive proxy statement for its 2011 Annual Meeting of Stockholders, filed March 23, 2011)

10.2	Form of Restricted Stock Agreement under the SPX Corporation 2002 Stock Compensation Plan